UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549



                                       FORM 8-K
                                    CURRENT REPORT

            Pursuant to Section 13 or 15(d) of Securities Exchange Act of
                                         1934

                                    Date of Report
                               (Date of earliest event
                                      reported):
                                     May 4, 1998



                                 Registrant; State of       IRS Employer
           Commission File   Incorporation; Address; and   Identification
           Number                  Telephone Number              No.

             1-10944         KU ENERGY CORPORATION          61-1141273
                               (a Kentucky Corporation)
                                  One Quality Street
                             Lexington, Kentucky  40507-1428
                                    (606) 255-2100



              1-3464         KENTUCKY UTILITIES COMPANY       61-0247570
                             (a Kentucky Corporation and
                               a Virginia Corporation)
                                  One Quality Street
                             Lexington, Kentucky  40507-
                                         1428
                                    (606) 255-2100

          Item 1.   Changes in Control of Registrant.

               On May 4, 1998 (the "Effective Time"), following the receipt of all required State and Federal regulatory approvals, KU Energy Corporation ("KU Energy"), parent company of Kentucky Utilities Company ("Kentucky Utilities"), merged with and into LG&E Energy Corp. ("LG&E Energy") with LG&E Energy as the surviving corporation. Pursuant to an Agreement and Plan of Merger dated as of May 20, 1997 between KU Energy and LG&E Energy (the "Merger Agreement"), each outstanding share of KU Energy common stock was exchanged for 1.67 shares of LG&E Energy common stock and each outstanding share of LG&E Energy common stock remains outstanding. As a result of the foregoing, LG&E Energy became the sole common stock shareholder of Kentucky Utilities, Kentucky Utilities became a subsidiary of LG&E Energy and the separate corporate existence of KU Energy has ceased.

               As a result of the merger, the common stock of KU Energy is no longer eligible to be listed on the New York Stock Exchange or the Pacific Stock Exchange. Such common stock has been deregistered under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

               Effective May 4, 1998, the Board of Directors of Kentucky Utilities has been expanded to 15 and consists of the same individuals who served as directors immediately prior to the Effective Time except as follows: Mr. Harry M. Hoe, Mr. Milton
          W. Hudson and Mr. John T. Newton have resigned, and the following persons designated by LG&E Energy have been elected to serve as directors until the next annual meeting of shareholders:


           William C. Ballard,Jr.   Owsley Brown II      Jeffrey T. Grade

           J. David Grissom         Roger W. Hale        David B. Lewis

           Anne H. McNamara         T. Ballard Morton,Jr.

          Information concerning the individuals designated by LG&E
          Energy can be found in the definitive proxy statement of LG&E Energy filed with the Securities and Exchange Commission on March 20, 1998.

                                      SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           KU ENERGY CORPORATION
                                           (Registrant)



                                           KENTUCKY UTILITIES COMPANY
                                           (Registrant)

                                           /s/Michael D. Robinson
                                           Michael D. Robinson
                                           Controller of each Registrant


          Date:  May 4, 1998